Filed Pursuant to Rule 497(a)(1)
File No. 333-136918
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Hercules Technology Growth Capital, Inc. Raises Approximately $32.5 Million in Gross Proceeds in a Public Offering

Palo Alto, Calif. – October 20, 2006 – Hercules Technology Growth Capital, Inc. (NASDAQ: HTGC), a specialty finance company providing debt and equity growth capital to venture capital and private equity backed technology and life science companies, today announced that it raised approximately $32.5 million of gross proceeds in a public offering of 2.5 million shares of common stock to be delivered on October 25, 2006.

The net proceeds to Hercules Technology Growth Capital from the sale of the shares in the offering are intended to reduce credit borrowings, originate investments and for general corporate purposes.

A.G. Edwards & Sons, Inc. acted as the sole book-running manager of this offering.

This press release does not constitute an offer to sell or a solicitation of an offer to buy the securities in this offering, nor shall there be any sale of these securities in any state in which such an offer, solicitation of sale would be unlawful prior to registration or qualification under the securities laws of any such state. The offering may be made only by means of a prospectus supplement, copies of which may be obtained when available from A.G. Edwards & Sons, Inc.

About Hercules Technology Growth Capital, Inc.:

Founded in December 2003, Hercules Technology Growth Capital, Inc. is a NASDAQ traded specialty finance company providing debt and equity growth capital to technology-related companies at all stages of development. The Company primarily finances privately-held companies backed by leading venture capital and private equity firms and also may finance certain publicly-traded companies. Hercules’ strategy is to evaluate and invest in a broad range of ventures active in technology and life science industries and to offer a full suite of growth capital products up and down the capital structure to prospective clients ranging from early-stage growth to expansion stage companies. The Company’s investments are originated through its principal office located in Silicon Valley, as well as additional offices in the Boston, Boulder and Chicago areas. Providing capital to publicly-traded or privately-held companies backed by leading venture capital and private equity firms involves a high degree of credit risk and may result in potential losses of capital.

For more information, please visit www.HerculesTech.com, or www.HTGC.com. Companies interested in learning more about financing opportunities should contact info@HTGC.com, or call 650.289.3060.

Forward-Looking Statements:

The statements contained in this release that are not purely historical are forward-looking statements. These forward-looking statements are not guarantees of future performance and are subject to uncertainties and other factors that could cause actual results to differ materially from those expressed in the forward-looking statements including, without limitation, the risks, uncertainties and other factors we identify from time to time in our filings with the Securities and Exchange Commission. Although we believe that the assumptions on which these forward-looking statements are reasonable, any of those assumptions could prove to be inaccurate and, as a result, the forward-looking statements based on those assumptions also could be incorrect. You should not place undue reliance on these forward-looking statements. The forward-looking statements contained in this release are made as of the date hereof, and Hercules assumes no obligation to update the forward-looking statements for subsequent events.

Contact:
Hercules Technology Growth Capital, Inc. Main, 650.289.3060 info@herculestech.com David Lund, 650.289.3077 dlund@herculestech.com